UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

 Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 25, 2022

 Chico’s FAS, Inc.
(Exact Name of Registrant as Specified in its Charter)

 Florida
(State or Other Jurisdiction of Incorporation)

001-16435	59-2389435
(Commission File Number)	(IRS Employer Identification No.)

11215 Metro Parkway	Fort Myers	Florida	33966
(Address of Principal Executive Offices)			(Zip code)
(239) 277-6200
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 Per Share	CHS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 7.01. Regulation FD Disclosure.
As previously announced, Chico’s FAS, Inc. (the “Company” or “Chico’s FAS”) will host a Virtual Investor Day today, March 25, 2022, beginning at 10:00 a.m., ET, with senior management of the Company presenting on, among other things, the Company’s overall vision, strategy and opportunities for each brand, its digital-first strategy, its culture and ESG initiatives. In conjunction with the event, the Company issued a press release announcing three-year financial targets and reaffirming its strategic priorities and fiscal 2022 first quarter and full-year outlook. A copy of the press release is attached as Exhibit 99.1 and is incorporated by reference herein in its entirety.
A copy of the Company’s Virtual Investor Day presentation is attached as Exhibit 99.2 and is incorporated by reference herein in its entirety. The presentation is also available on the Chico's FAS Investor Relations website at https://chicosfas.com/investors.
The information in Exhibit 99.1 and Exhibit 99.2 is presented as of the particular date or dates referenced in it, and the Company does not undertake any obligation to, and disclaims any duty to, update any of the information provided therein, including any financial targets and estimates.
The information in Item 7.01 of this Current Report on Form 8-K, including the press release attached Exhibit 99.1 hereto and the Virtual Investor Day presentation attached as Exhibit 99.2 hereto, are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits.

(d)Exhibits:

Exhibit 99.1	Press Release of Chico's FAS, Inc. dated March 25, 2022
Exhibit 99.2	Virtual Investor Day Presentation dated March 25, 2022
Exhibit 104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHICO’S FAS, INC.

Date: March 25, 2022	By:
/s/ Patrick J. Guido
Patrick J. Guido, Executive Vice President - Chief Financial Officer